                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material Under Rule 14a-12



                                   FIRST FUNDS
               (Name of Registrant/s as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                               September 11, 2000


Dear Shareholder:

         I am writing to request your approval of the proposal included in the attached Proxy Statement. The Proposal is to adopt an amendment to the Distribution Plan for Class IV of the U.S. Treasury Money Market Portfolio (the "Portfolio"), and to adopt an amendment to the Shareholder Services Plan for Class IV of the Portfolio. We believe that this change is necessary in order for the Portfolio to be more competitive in the marketplace.

         In order to consider this proposal, we have scheduled a Special Meeting of the Shareholders of the Portfolio to be held on September 25, 2000 at 10:00 a.m., Mountain Time, at the office of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202. The proposal is discussed in more detail in the attached Proxy Statement. The Board of Trustees of First Funds has unanimously recommended that the shareholders of the Portfolio approve this proposal.

         Whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. I ENCOURAGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.


Sincerely,

/s/Richard C. Rantzow

Richard C. Rantzow
Chairman, Board of Trustees

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 25, 2000

Notice is hereby given that a special meeting of the shareholders of Class IV of the U.S. Treasury Money Market Portfolio (the "Portfolio") of First Funds, a Massachusetts business trust ("First Funds"), will be held at 10:00 a.m., Mountain Time, at the offices of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202, on September 21, 2000, to vote on the following proposal:

PROPOSAL: To adopt an amendment to the Distribution Plan for the First Funds
          Class IV shares to reflect a .50% distribution (12b-1) fee for the Portfolio, to adopt an amendment to the Shareholder Services Plan for the First Funds Class IV shares to reflect a .25% shareholder services fee for the Portfolio, and to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of First Funds has fixed the close of business on August 15, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.



                        By Order of the Board of Trustees
                              Russell C. Burk, Esq.
                                    Secretary



September 11, 2000



YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.

                                   FIRST FUNDS
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                           370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202
                                 (800) 442-1941



               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD September 25, 2000

This Proxy Statement (the "Statement") is being furnished by First Funds, a Massachusetts business trust ("First Funds"), to shareholders of the Class IV shares of the U.S. Treasury Money Market Portfolio (the "Portfolio"). The Statement is being sent in connection with the solicitation of proxies by and on behalf of First Funds' Board of Trustees for use at the Special Meeting of Shareholders (the "Meeting"), to be held on September 25, 2000, at 10:00 a.m., Mountain Time, at the offices of First Funds, 370 17th Street, Suite 3100, Denver, Colorado 80202, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below. This Statement is being mailed to shareholders of the Portfolio on or about September 11, 2000.

As more fully described below, the Meeting has been called for the following purpose:

To adopt an amendment to the Distribution Plan for the First Funds Class IV shares to reflect a .50% distribution (12b-1) fee for the Portfolio, to adopt an amendment to the Shareholder Services Plan for the First Funds Class IV shares to reflect a .25% shareholder services fee for the Portfolio, and to transact such other business as may properly come before the meeting or any adjournment thereof.

Proxy solicitations will be made, beginning on or about September 11, 2000, primarily by mail, but proxy solicitations also may be made by telephone, fax or e-mail. The Portfolio will pay the costs of the proxy solicitation and expenses incurred in connection with the preparation of this Statement and its enclosures.

The financial statements of First Funds for the fiscal year ended June 30, 2000, are included in the Annual Report to Shareholders. Copies of the Annual Report, and of the Semi-Annual Report for the period ended December 31, 1999, are available without charge. To obtain copies, write First Funds c/o ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, or call First Funds at (800) 442-1941 (Option 1).

PROXIES

Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a later dated proxy, by voting in person or by letter to the Secretary of First Funds.

In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

Under the By-laws of First Funds, a majority of shares of the Portfolio entitled to vote in person or by proxy will constitute a quorum for the transaction of business at the meeting. If a proxy is received with no instructions indicated, then the votes attributable to such proxy will be voted for the proposal.

RECORD DATE

The Board of Trustees of First Funds has fixed the close of business on August 15, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were 77,253.44 shares outstanding of the Class IV shares of the U.S.

Treasury Money Market Portfolio.

BACKGROUND INFORMATION

First Funds is an open-end investment company consisting of nine separate investment portfolios. Shares of the Funds are sold directly by First Funds, or through an investment professional. The investment adviser for the Portfolio is First Tennessee Bank, N.A. ("First Tennessee"), whose address is 530 Oak Court Drive, Memphis, TN 38117.

The Trust has entered into an Amended and Restated General Distribution Agreement (the "Agreement") on behalf of each Portfolio of the Trust with ALPS Mutual Funds Services, Inc. (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business interests, to secure purchasers of the Portfolio's shares including the Class IV Shares.

In consideration for these services provided and the expenses incurred by the Distributor pursuant to the Agreement, the board of Trustees of the Trust in May of 1999 adopted a Distribution Plan whereby the Class IV Shares of the Portfolio pays to the Distributor a (12b-1) fee at the annual rate of up to (and including) .65% of the Class IV shares average daily net assets throughout the month. The Board of Trustees has also adopted a Shareholder Services Plan for Class IV shares of other First Funds Portfolios. Pursuant to this Shareholder Services Plan, Class IV shares of those First Funds Portfolio may make periodic payments to parties for account maintenance services including, but not limited to, maintaining account records for each shareholder who beneficially owns Class IV shares of the Portfolio, answering questions and handling correspondence from shareholders about their accounts and providing account level support for all transactions. Class IV shares of the U.S. Treasury Money Market Portfolio are not currently included in the Shareholder Services Plan for Class IV shares.

PROPOSAL

To adopt the amendments to the Distribution Plan for the First Funds Class IV shares and to the Shareholder Services Plan for the First Funds Class IV shares, and to transact such other business as may properly come before the meeting or any adjournment thereof.

DESCRIPTION OF THE PROPOSAL

To adopt an amendment to the Distribution Plan for the First Funds Class IV shares to reflect a .50% distribution (12b-1) fee for the Portfolio, to adopt an amendment to the Shareholder Services Plan for the First Funds Class IV shares to reflect a .25% shareholder services fee for the Portfolio, and to transact such other business as may properly come before the meeting or any adjournment thereof. Copies of the revised Distribution Plan and the Shareholder Services Plan for the First Funds Class IV shares are attached to this proxy statement as Exhibit A and Exhibit B.

PROPOSAL:  BOARD OF DIRECTORS' EVALUATION

At a meeting held on June 6, 2000, the Board of Trustees of First Funds (the "Board"), including a majority of the Independent Trustees, unanimously approved, subject to shareholder approval, the proposed amendments to the First Funds Class IV Distribution Plan and the First Funds Class IV Shareholder Services Plan. In making its approval, the Board determined the implementation of these changes to the fee structure to the Class IV shares of the Portfolio should assist in selling shares and thus increase the Portfolio's asset base. This may prove beneficial to the Portfolio and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords Portfolio management greater ability to diversify investments and minimizes the need to sell securities to meet redemptions.

The Board recognizes that a higher level of Portfolio assets benefits First Tennessee by increasing its management fee revenues. The Board believes that revenues received by First Tennessee contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the Portfolio.

After careful consideration and a thorough review of the proposal, the Board unanimously determined that it was fair and reasonable and in the best interest of the shareholders of the Class IV shares of the Portfolio to approve the amendments to the Distribution Plan for the First Funds Class IV shares and the Shareholder Services Plans for the First Funds Class IV shares.

PROPOSAL:  RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the Class IV shareholders of the Portfolio will vote on the Proposal. The affirmative vote of the holders of a majority of the outstanding shares of the Portfolio is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE CLASS IV SHARES OF THE PORTFOLIO APPROVE THE PROPOSED cHANGE IN THE cLASS IV FEE STRUCTURE.

OFFICERS AND TRUSTEES OF FIRST FUNDS

The following persons hold the offices indicated with First Funds:

-----------------------------------------------------------------------------------------------------------------------------
Name, Address,                           Position(s)      Principal Occupation During Past 5 Years
And Age                                  Held with
                                         First Funds
-----------------------------------------------------------------------------------------------------------------------------
THOMAS M. BATCHELOR,                     Trustee          Mr. Batchelor currently serves as director of two non-profit
Age 78,                                                   organizations, MTM Foundation and the White Foundation. Mr.
4325 Woodcrest Drive,                                     Batchelor also operated a management consultant business on a
Memphis, TN                                               limited basis, and retired after owning and operating two
                                                          General Insurance Companies agencies for over thirty years. He was one of the founders and served as a director of what was
                                                          First American State Bank in Memphis, TN. He formerly served as
                                                          Chairman, Memphis Union Mission, TN, a charity and a non-profit foundation.
-----------------------------------------------------------------------------------------------------------------------------
JOHN A. DECELL,                          Trustee          Mr. DeCell is the proprietor of DeCell & Company (real estate and
Age 64,                                                   business consulting), and President of Capital Advisers, Inc. (real
5178 Wheelis Dr., Suite 2,                                estate consulting and asset management).
Memphis, TN
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Name, Address,                           Position(s)      Principal Occupation During Past 5 Years
And Age                                  Held with
                                         First Funds
-----------------------------------------------------------------------------------------------------------------------------
L. R. JALENAK, JR.,                      Trustee          Mr. Jalenak was Chairman of the Board (1990 -1993 (retired)), Cleo
Age 69,                                                   Inc. (manufacturer of gift-wrapping products), a Gibson Greetings
530 Oak Court Drive                                       Company. Mr. Jalenak is also a Director of Perrigo Company (1988 -
Suite 250                                                 present), Lufkin Industries (1990 - present), Dyersburg Corporation
Memphis, TN 38117                                         (1990 - present), was President and CEO (until 1990) of Cleo Inc., and was a Director of Gibson Greetings, Inc. from 1983 to 1991.
                                                          Mr. Jalenak is currently Director of Party City Corporation and has been in this position since the beginning of 2000.
-----------------------------------------------------------------------------------------------------------------------------
LARRY W. PAPASAN,                        Trustee          Mr. Papasan is President of Smith & Nephew, Inc. (orthopedic
Age 59,                                                   division).  Mr. Papasan is a former Director of First American
5114 Winton Place,                                        National Bank of Memphis and The West Tennessee Board of First
Memphis, TN                                               American National Bank (1988 - 1991) and was President of Memphis
                                                          Light Gas and Water Division of the City of Memphis (1984 - 1991).
                                                          Mr. Papasan is also a member of the Board of the Plough Foundation, a non-profit trust.
-----------------------------------------------------------------------------------------------------------------------------
RICHARD C. RANTZOW,                                       Mr. Rantzow was Vice President/Director, Ron Miller Associates,
Age 61,                                  Trustee          Inc. (manufacturer).  Mr. Rantzow was Managing Partner (until 1990)
8866 Darby Dan Lane                                       of the Memphis office of Ernst & Young.
Germantown, TN 38138
-----------------------------------------------------------------------------------------------------------------------------
GEORGE LEWIS,                            Trustee          Mr. Lewis is currently a director of Methodist Home Care and
Age 61,                                                   Methodist Extended Care Hospital, a non-profit health care
7133 Bell Manor Cove,                                     company.  From 1976 until October 1999, Mr. Lewis was Executive
Germantown, TN 38138                                      Vice President and Manager of Money Management Group of First
                                                          Tennessee Bank. During that time he was also a director of certain
                                                          First Tennessee affiliates including, Hickory Venture
                                                          Capital Corporation, a venture capital company, and First
                                                          Tennessee Brokerage, a broker/dealer. He was also a director for
                                                          Martin & Company and Highland Capital Management Corp., both investment advisors and affiliates of First Tennessee.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Name, Address,                           Position(s)      Principal Occupation During Past 5 Years
And Age                                  Held with
                                         First Funds
-----------------------------------------------------------------------------------------------------------------------------
JEREMY O. MAY,                           Treasurer        Mr. May is a Vice President and Director of Mutual Fund Operations
Age 30,                                                   at ALPS Mutual Funds Services, Inc. (ALPS), the Administrator and
370 17th Street, Denver, CO                               Distributor.  Prior to joining ALPS, Mr. May was an auditor with
                                                          Deloitte & Touche LLP in their Denver office.
-----------------------------------------------------------------------------------------------------------------------------
RUSSELL C. BURK,                         Secretary        Mr. Burk is General Counsel of ALPS.  Prior to joining ALPS, Mr.
Age 42,                                                   Burk served as Securities Counsel for Security Life of Denver, a
370 17th Street, Denver CO                                wholly-owned subsidiary of ING.
-----------------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the best knowledge of First Funds, the names and addresses of the shareholders who own or have voting power with respect to 5% or more of the outstanding shares of the Portfolio as of the Record Date are set forth below:

--------------------------------------------------------------------------------------------------------------------
Title of    Name and Address                           Amount and Nature of    % of          Total Outstanding
Class       of Beneficial Owner                        Beneficial Ownership    Class Held    in Class
--------------------------------------------------------------------------------------------------------------------
IV          ALPS Mutual Funds Services                 77,150.03               99.87         77,253.44
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the officers and trustees of First Funds owned less than 1% of the outstanding Class IV shares of the Portfolio.

ADDITIONAL INFORMATION

The Portfolio pays no commissions to any affiliated broker.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER. ALPS Mutual Funds Services, Inc. ("ALPS") acts as the distributor and the principal underwriter for the Portfolio. ALPS is a Colorado corporation, and is registered with the SEC as a broker-dealer and is a member of the NASD. The principal executive offices of ALPS are located at 370 17th Street, Suite 3100, Denver, Colorado 80202.

ADMINISTRATOR. ALPS acts as administrator to First Funds. Pursuant to an Administration Agreement dated August 19, 1998, ALPS provides certain administrative services to First Funds, such as calculating each portfolio's standardized performance information, preparing annual and semiannual reports to shareholders and the SEC, monitoring compliance and performing other administrative duties. First Tennessee also acts as co-administrator to First Funds.

SHAREHOLDER PROPOSALS

First Funds must receive proposals of shareholders that are intended to be presented at a future shareholder meeting a reasonable time prior to First Funds' solicitation of proxies relating to such future meeting. Timely submission of such proposals does not guarantee their inclusion. First Funds is a Massachusetts business trust, and as such it is not required to hold, and has no intention of holding, annual meetings, although it may hold special shareholder meetings.

OTHER BUSINESS

The Board of Trustees of First Funds does not know of any other matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented to the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.


                         By Order of the Board of Trustees
                         Russell C. Burk
                         Secretary

September 11, 2000
Denver, Colorado



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


THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF FIRST FUNDS.

The undersigned appoints Russell C. Burk, Secretary and Jeremy O. May, Treasurer, and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the U.S. Treasury Money Market Portfolio (the "Portfolio") of First Funds ("First Funds"), to be held at 10:00 a.m., Mountain Time, on September 25, 2000, at the principal offices of First Funds, 370 Seventeenth Street, Suite 3100, Denver, Colorado, 80202, and at any adjournment thereof.

-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. THE BOARD OF TRUSTEES OF FIRST FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

FOR APPROVAL BY SHAREHOLDERS OF THE CLASS IV SHARES OF THE U.S. TREASURY MONEY MARKET PORTFOLIO:

         Adoption of proposed amendments to the               FOR  [ ]    AGAINST [ ]   ABSTAIN [ ]
         Distribution Plan and Shareholder Services
         Plan for the First Funds Class IV shares



         [LABEL AFFIXED HERE]

ACCOUNT NUMBER: ___________

TOTAL PORTFOLIO SHARES VOTED BY THE UNDERSIGNED: ________

-------------------------------------------------------------------------------------------------------------------------
PLEASE VOTE, DATE, SIGN, AND RETURN THIS FORM IN THE ENCLOSED           NOTE:  THE UNDERSIGNED HEREBY ACKNOWLEDGES
SELF-ADDRESSED ENVELOPE.  ALL ACCOUNT OWNERS MUST SIGN THIS FORM.       RECEIPT OF THE NOTICE OF ANY PROXY HERETOFORE
PLEASE INDICATE TITLE IF SIGNING IN AN OFFICIAL CAPACITY.               GIVEN WITH RESPECT TO THE VOTES COVERED BY THIS
                                                                        PROXY.
-------------------------------------------------------------------------------------------------------------------------


________________________________            Dated:  ____________________________
           Signature



--------------------------------
Signature If Jointly Held or
Title If Required